Investor Roadshow Presentation May 2025

Forward-Looking Statements This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to attract and retain clients, (4) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (5) our ability to successfully execute on business strategies and further digitalize our business model, (6) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (9) our ability to successfully integrate acquired businesses, and (10) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

Investment Highlights Return of Capital Market leader in U.S. staffing and global RPO with increasingly diverse service offerings to meet evolving client needs Highly fragmented industry with strong secular growth drivers Strong balance sheet and cash flow to support future growth opportunities and the return of excess capital to shareholders Advancing technology applications, expanding in high-growth end-markets and optimizing the business model to deliver long-term, profitable growth Experienced Leadership Team Deep human capital expertise with proven success driving growth and delivering value to stakeholders

Our Mission: Connecting People and Work

336,000 People connected to work during 2024

55,000 Clients served annually with low concentration[1]

One of the largest U.S. staffing providers

One of the largest global RPO providers

2024 Revenue

$1.6B

Returning Capital to Shareholders

(Share repurchases last 5 years)

$186M

HRO Today magazine repeatedly recognizes PeopleScout as a global market leader

Recognized for ethical business practices, compliance and governance programs by Ethisphere

Thousands of veterans hired each year via internal programs as well as Hiring Our Heroes and Wounded Warriors

All segments earned the Top Workplaces USA Award issued by Energage trueblue THE PEOPLE COMPANY

[1] No single client accounted for more than 5% of total revenue for FY 2024

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Solving Workforce Challenges Workforce Complexity Many factors, including globalization and the “gig” economy are changing the world of work requiring a disciplined approach to hiring. Artificial Intelligence Companies are seeking ways to become more nimble and efficient Deploying AI to source human capital will be a competitive differentiator. Digital Engagement The worker supply chain is becoming increasingly decentralized. TrueBlue’s digital strategy connects people anywhere at any time. Companies turn to human capital experts with innovative workforce solutions to solve growing talent challenges A robust value proposition with high-touch, specialized, digitally enabled solutions for staffing and recruitment process outsourcing.

6 US Staffing: A Large and Attractive Market Recruitment Process Outsourcing (RPO): High margin plus double-digit revenue growth  Largest staffing market globally (~$190B1 in 2024)  Highly fragmented with no dominant player  Digital adoption expands the growth potential  Unique growth opportunity to fill key skilled trades and healthcare positions as population ages and retires  Industry rebounds quickly in early stages of a recovery 1 Source: Staffing Industry Analysts  Nascent market with no single dominant player  Traditionally sticky business model with high client retention and engagement  Strong history of double-digit industry growth  Industry poised for growth as companies seek new solutions to increasingly complex labor challenges

Manufacturing 25% Transportation 20% Construction 14% Energy 9% Retail 11% Professional Services 8% Hospitality 6% Healthcare 1% Other 6% 2024 Revenue by Vertical Serving core verticals poised for recovery and growth while targeting attractive, under-penetrated end-markets Political climate favoring investments in domestic manufacturing facilities Structural skilled labor shortages in construction and transportation E-commerce growth heightens the need for worker flexibility and warehouse efficiency Growing scrutiny around workforce compliance Strong secular forces in healthcare with aging population

Specialized service offerings to meet diverse client needs 55% 35% 10% PeopleReady PeopleManagement PeopleSolutions 1 Average estimated segment profit margin associated with additional organic revenue. Contingent, on-site industrial staffing and commercial driver services PeopleManagement On-demand general and skilled labor for industrial jobs PeopleReady Professional and specialized talent solutions including RPO, talent advisory and healthcare staffing PeopleSolutions 2024 Revenue PeopleReady PeopleManagement PeopleSolutions Incremental margin1 20 – 25% 10 – 15% 25 – 30%

Strong position to capitalize on growth opportunities PEOPLE 4,000+ talented, dedicated and mission driven people EXPERIENCE 30+ years of industry experience and deep client relationships TECHNOLOGY Sophisticated technology providing a differentiated user experience and enabling sales MARKET PRESENCE Significant scale and expansive market presence Tremendous strengths and assets to drive our success, capitalizing on growth opportunities, enhancing shareholder value and advancing our mission to connect people and work

Focused strategy, leveraging our strengths to deliver long-term, profitable growth  Enhance user experience and efficiencies to drive growth and expand our reach  Leverage our proprietary technology to address evolving user needs  Provide a differentiated experience combining our technology and our expansive market presence  Increase focus on sales to accelerate growth and capture demand  Drive efficiencies and innovation to enhance synergies  Leverage strengths and synergies to deliver profitable growth  Expand in high-growth and under-penetrated end markets and high-value roles  Capitalize on secular growth opportunities to deliver long- term, sustainable growth  Diversify our business to increase market share and revenue potential DIGITAL TRANSFORMATION MARKET EXPANSION OPTIMIZED BUSINESS MODEL

Digitally transform our business model  Enhance user experience and efficiencies to drive growth and expand our reach o Digitally enabling our national footprint and local presence with JobStack® to expand our reach and optimize engagement o Delivering a superior experience with Affinix® using predictive analytics, automation and AI o Utilizing Stafftrack® across brands to drive results with an engaging and compliant workforce management tool  Leverage our proprietary technology to address evolving user needs o Advancement of our digital capabilities through competitive enhancements and quick response to evolving user needs  Provide a differentiated experience combining our technology and our expansive market presence o Meeting our clients, associates and candidates where they are, with a customized experience combining the power of our proprietary technology and market expertise

Expand our share in attractive end markets  Expand in high-growth and under-penetrated end markets and high-value roles o Strong position to capture further growth opportunities in energy work with a proven track record of success o Focused growth in attractive end markets like healthcare  Capitalize on secular growth opportunities to deliver long-term, sustainable growth o Well-positioned to fill structural staffing shortages in areas like skilled trades o Powerful secular forces that play to our strengths  Diversify our business to increase market share and revenue potential o Targeting RPO expansion in higher skill placements and more attractive product offerings SECULAR GROWTH UNDER-PENETRATED DIVERSIFY

Optimize our business model to accelerate growth Increase focus on sales to accelerate growth and capture demand Leverage strengths and synergies to deliver profitable growth Drive efficiencies and innovation to enhance synergies Create increased opportunities to collaborate across well-established brands with deep expertise Unlock the full value of our assets Increase focus on operational excellence and innovation to better serve our clients Maximize our efforts with improved efficiencies to enhance profitability Enhance agility and strategic partnerships to capitalize on evolving market dynamics Grow sales with an experienced team powered by technology

Strong balance sheet with ample liquidity Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. $0 $0 $0 -$8 $294 $293 $86 $119 $50 $72 $62 $22 2021 2022 2023 2024 Debt Borrowing availability Cash *Amounts in millions 1 $17 $61 $34 $21 2% 6% 5% 4% -20% -15% -10% -5% 0% 5% 10% 0 10 20 30 40 50 60 70 80 90 100 2021 2022 2023 2024 Share Repurchases Buyback ratio2

Focused capital strategy Investing in technology and returning excess capital to shareholders 8% 51% 41% (2020 - 2024) Net debt reductions Share repurchases Capital expenditures Historical use of capitalCapital allocation priorities  Strategic technology investments to further digitalize our business model  Return excess capital to shareholders through share repurchases  Disciplined acquisition strategy to supplement organic revenue growth

TARYN OWEN PRESIDENT AND CHIEF EXECUTIVE OFFICER Leadership with Deep Expertise CARL SCHWEIHS EVP AND CHIEF FINANCIAL OFFICER KRISTY WILLIS EVP AND PRESIDENT, PEOPLEREADY RICK BETORI EVP AND PRESIDENT, PEOPLESOLUTIONS JERRY WIMER SVP AND PRESIDENT, PEOPLEMANAGEMENT GARRETT FERENCZ EVP AND CHIEF LEGAL OFFICER JEFF DIRKS SVP AND CHIEF DIGITAL OFFICER GREG NETOLICKY SVP AND CHIEF PEOPLE OFFICER CAROLINE SABETTI SVP AND CHIEF MARKETING AND COMMUNICATIONS OFFICER MAXIE JUZANG SVP AND PRESIDENT, HEALTHCARE STAFFING PROFESSIONALS

TrueBlue Highlights Mission Driven Connecting People and Work

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